Exhibit 10.15

SECOND AMENDMENT AND CONSENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT AND CONSENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Second Amendment”), dated as of February 24, 2020 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the Guarantor Subsidiaries party hereto, the various financial institutions parties hereto, as Lenders, TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Administrative Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”).

WITNESSETH

WHEREAS, the Borrower, the lenders party thereto (collectively, the “Lenders”), the Administrative Agent, the Issuers and the other parties thereto have heretofore executed that certain Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018 (as amended by the First Amendment to Sixth Amended and Restated Credit Agreement dated as of November 27, 2019 (the “First Amendment”), and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto hereby further intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1.     Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein, shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

2.     Consent to First Amendment Effective Date. Subject to the other terms and conditions of this Second Amendment, the Administrative Agent and the Required Lenders hereby agree that, notwithstanding the requirement that the Mobile Bay Transactions (as defined in the First Amendment) shall have been consummated as a condition to the occurrence of the First Amendment Effective Date (as defined in the First Amendment), the conditions to the effectiveness of the First Amendment are satisfied, the First Amendment Effective Date has occurred as of November 27, 2019 and the amendments in Section 2 of the First Amendment shall each be effective as of such date (subject to the amendments set forth in Section 3 of this Second Amendment). The express consent set forth in this Section 2 is limited to the extent described herein and shall not be construed to be a consent to or a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.

3.     Amendments to Credit Agreement.

(a)     Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Mobile Bay” in its entirety.

(b)     Section 7.5(d) of the Credit Agreement is hereby amended by (i) in clause (iii) thereof, deleting the phrase “other than in connection with the Mobile Bay Transactions (as defined in the First Amendment),” and (ii) in the second proviso thereof, deleting the phrase “other than in connection with the Mobile Bay Transactions,”.

(c)     Section 7.7(c)(iii)(C) of the Credit Agreement is hereby amended by deleting the phrase “other than in connection with the Mobile Bay Transactions (as defined in the First Amendment),”.

4.     Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)     the representations and warranties of the Borrower and its Restricted Persons contained in the Loan Documents (as amended hereby) are true and correct in all material respects (unless such representation or warranty is qualified by materiality, in which event such representation or warranty shall be true and correct in all respects) on and as of the Second Amendment Effective Date (as defined below), other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (unless such representation or warranty is qualified by materiality, in which event such representation or warranty is true and correct in all respects as of such earlier date);

(b)     the execution, delivery and performance by the Borrower and its Restricted Persons of this Second Amendment are within their corporate or limited liability company powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or its Restricted Persons or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause or result in a Material Adverse Change;

(c)     the execution, delivery and performance by the Borrower and its Restricted Persons of this Second Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights; and

(d)     no Default or Event of Default has occurred and is continuing.

5.     Conditions to Effectiveness of Amendments. The amendments in Section 3 of this Second Amendment shall each be effective on the date on which all of the following conditions in this Section 5 of this Second Amendment are satisfied (such date, the “Second Amendment Effective Date”).

(a)     The Administrative Agent shall have received counterparts of this Second Amendment duly executed by the Borrower, the Guarantor Subsidiaries, the Administrative Agent and the Required Lenders.

(b)     The Administrative Agent shall have received all fees and expenses to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date.

6.     Ratification: Loan Document. This Second Amendment shall be deemed to be an amendment to the Credit Agreement effective as of the dates set forth herein, and the Credit Agreement, as hereby and by the Second Amendment amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each Guarantor Subsidiary hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Second Amendment is a Loan Document.

7.     Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable costs and expenses incurred by or on behalf of the Administrative Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Second Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Second Amendment.

8.     GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

9.     Severability. If any term or provision of this Second Amendment shall be determined to be illegal or unenforceable all other terms and provisions of this Second Amendment shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

10.     Counterparts. This Second Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

11.     Successors and Assigns. This Second Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

12.     No Waiver. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:     /s/ Janet Yang

Name:     Janet Yang

Title:     EVP and CFO

TORONTO DOMINION (TEXAS) LLC,

as Administrative Agent

By:     /s/ Wallace Wong

Name:     Wallace Wong

Title:     Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuer and Lender

By:     /s/ Wallace Wong

Name:     Wallace Wong

Title:     Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuer

By:     /s/ Wallace Wong

Name:     Wallace Wong

Title:     Authorized Signatory

MORGAN STANLEY BANK, N.A., as Lender

By:     /s/ Kevin Newman

Name:     Kevin Newman

Title:     Authorized Signatory

NATIXIS, NEW YORK BRANCH, as Lender

By:     /s/ Vikram Nath

Name:     Vikram Nath

Title:     Director

By:     /s/ Brian O’Keefe

Name:     Brian O’Keefe

Title:     Vice President

NATIXIS, NEW YORK BRANCH, as Issuer

By:     /s/ Vikram Nath

Name:     Vikram Nath

Title:     Director

By:     /s/ Brian O’Keefe

Name:     Brian O’Keefe

Title:     Vice President

SOCIÉTÉ GENERALE,

as Lender

By:     /s/ Hallie Ransone

Name:     Hallie Ransone

Title:     Director

SOCIÉTÉ GENERALE,

as Issuer

By:     /s/ Hallie Ransone

Name:     Hallie Ransone

Title:     Director

ZIONS BANCORPORATION, N.A. DBA

AMEGY BANK,

as Lender

By:     /s/ Mark A. Serice

Name:     Mark A. Serice

Title:     Senior Vice President

By:     /s/ Patricia (Patty) Smolik

Name:     Patricia (Patty) Smolik

Title:     Assistant Vice President

ABN AMRO CAPITAL USA LLC,

as Lender

By:     /s/ Darrell Holley

Name:     Darrell Holley

Title:     Managing Director

By:     /s/ Beth Johnson

Name:     Beth Johnson

Title:     Executive Director

ACKNOWLEDGED AND ACCEPTED BY:

W & T ENERGY VI, LLC

By:     /s/ Janet Yang

Name:     Janet Yang

Title:     EVP and CFO

W & T ENERGY VII, LLC

By:     /s/ Janet Yang

Name:     Janet Yang

Title:     EVP and CFO